Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated June 22, 2001, included in the HS Resources, Inc. 401(k) & Profit Sharing Plan Annual Report on Form 11-K for the year ended December 31, 2000.


                                               ARTHUR ANDERSEN LLP


Denver, Colorado
    August 1, 2001